Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Anthony Tiscornia, Chief Financial Officer of Coupa Software Incorporated (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The quarterly report on Form 10-Q for the Company for the quarter ended October 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 12, 2022	By:	/s/ Anthony Tiscornia
	Name:	Anthony Tiscornia
	Title:	Chief Financial Officer
(Principal Financial Officer)